[GRAPHIC OF FLAGS OMITTED.]

GABELLI GOLD FUND
SEMI-ANNUAL REPORT - JUNE 30, 2001

                                                 [PHOTO OMITTED OF CAESAR BRYAN]

                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      During the second quarter of 2001, the gold price regained what it had lost in the first three months of the year. By the end of June, the gold price reached $271.50 per ounce, which represents a rise of about 5.5% for the quarter. During the past year the gold price has mostly traded between $260 and $280 per ounce. The exceptions to this have occurred in the past few months. In mid-February and at the end of March, gold briefly fell below $260 per ounce and in mid-May it spent a few days above $280 per ounce. The increase in gold's price volatility may reflect greater investor interest in gold and to the extent that gold equities are considered an option on the gold price, greater gold price volatility makes gold equities more valuable.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Gold Fund's (the "Fund") net asset value rose 25.41%. This was the Fund's best quarterly performance since its inception in 1994, and compares with a return of 19.52% and 12.18% for the Lipper Gold Fund Average and the Philadelphia Gold & Silver ("XAU") Index of large North American gold companies, respectively, over the same period. The XAU Index is an unmanaged indicator of stock market and investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 16.13% over the trailing twelve-month period. The Lipper Gold Fund Average rose 10.55% while the XAU Index declined 5.97%, over the same twelve-month period.

      For the two-year period ended June 30, 2001, the Fund's cumulative return rose 13.54%, versus a cumulative gain of 1.06% for the Lipper Gold Fund Average and a cumulative decline of 16.80% for the XAU Index. For the five-year period ended June 30, 2001, the Fund's return declined 14.34% annually, versus average annual declines of 14.41% and 14.28% for the Lipper Gold Fund Average and the XAU Index, respectively. Since inception on July 11, 1994 through June 30, 2001, the Fund had a cumulative decline of 38.19%, which equates to an average annual decline of 6.66%.

OUR INVESTMENT OBJECTIVE

     The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

--------------------------------------------------------------------------------
INVESTMENT RESULTS (a)

                                                                             Quarter
                                                      ------------------------------------------------------
                                                        1st           2nd              3rd             4th             Year
                                                        ---           ---              ---             ---             ----
  2001:   Net Asset Value .......................     $4.88          $6.12             --              --               --
          Total Return ..........................     (7.2)%         25.4%             --              --               --
  ----------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .......................     $5.19         $5.27             $5.04           $5.26            $5.26
          Total Return ..........................    (16.7)%         1.5%             (4.4)%           4.4%           (15.6)%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .......................     $5.45         $5.39             $6.74           $6.23            $6.23
          Total Return ..........................     (3.7)%        (1.1)%            25.1%           (7.6)%           10.1%
------------------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .......................     $6.63         $5.68             $6.17           $5.66            $5.66
          Total Return ..........................     12.9%        (14.3)%             8.6%           (8.3)%           (3.6)%
------------------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .......................    $11.83         $9.79             $9.17           $5.87            $5.87
          Total Return ..........................     (4.0)%       (17.2)%            (6.3)%         (35.4)%          (51.9)%
------------------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .......................    $14.00        $13.40            $13.46          $12.32           $12.32
          Total Return ..........................     22.7%         (4.3)%             0.4%           (8.5)%            8.0%
------------------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .......................    $11.00        $11.96            $12.27          $11.41           $11.41
          Total Return ..........................     (0.6)%         8.7%              2.6%           (7.0)%            3.1%
------------------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .......................      --            --              $12.37          $11.07           $11.07
          Total Return ..........................      --            --               23.7%(b)       (10.5)%           10.7%(b)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Average Annual Returns - June 30, 2001 (a)
       ------------------------------------------
 1 Year .......................................   16.13%
 5 Year ....................................... (14.34)%
 Life of Fund (b) .............................  (6.66)%
--------------------------------------------------------------------------------
                                 Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share               Reinvestment Price
-----------------                --------------               ------------------
December 29, 1997                    $0.058                         $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/01

EDGAR  REPRESENTATION  OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
NORTH AMERICA   53.5%
SOUTH AFRICA    34.5%
ASIA/PACIFIC RIM 7.0%
LATIN AMERICA    4.0%
EUROPE           1.0%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Despite gold's continued lackluster price performance, gold equities had an excellent quarter and some of the Fund's holdings performed extremely well. Notable outperformers included Lihir Gold and GoldCorp, which appreciated by over 60%. Lihir Gold is a mid-sized gold producer with a limited amount of forward sales whose share price has risen from depressed levels, and GoldCorp continued to deliver good news from its high grade Red Lake mine in Canada. Other large positions which rose by more than 30% include Homestake Mining, Normandy Mining, Agnico-Eagle, Anglogold and two of the Fund's platinum producers: Anglo American Platinum and Impala Platinum.

      The major equity news story of the quarter was the agreed bid by Barrick Gold for Homestake Mining. The merged company will be the world's largest gold producer in terms of market capitalization and the second largest in terms of gold production after Anglogold. We have mixed feelings about the merger. Of course, the premium paid by Barrick represents a short term gain for shareholders. But we prefer to own gold producers with limited hedging programs so shareholders can benefit fully from any upward movement in the gold price. Over the years, Barrick has profited greatly from its extensive hedging activities. Of course this has coincided with gold's bear market. Barrick and other hedgers have benefited from the contango, which is the difference between the spot price and the higher forward price of gold. Recently with increased investor interest in gold, Barrick's share price has underperformed and is down year to date. Homestake traditionally has not been a hedger. Will Barrick hedge more of Homestake's future production? We don't know, but we hope not.

      Can we expect further concentration in the gold industry? Probably. The gold industry remains fragmented when compared with other metals. It takes over fifteen gold companies to produce 40% of the world's gold compared with five or less for zinc, copper, nickel and aluminum. Excluding hedging profits, the industry's return on capital is well below 10%. So relative to other metals the gold industry is fragmented and at the current gold price is barely profitable. So we do expect further corporate activity. Franco Nevada has taken a 20% stake in Normandy Mining and we expect further corporate moves from Franco Nevada. Goldfields, the second largest South African producer, and Lihir Gold are likely candidates for corporate action. In response to the Homestake transaction we added to our positions in Normandy Mining and Lihir Gold.

      We remain constructive towards the prospects for gold. Our reasoning remains largely unchanged and certainly is in danger of being stale. First, the growing shortfall between demand for gold and mine supply is being met from a number of sources but most importantly from the central banks through outright sales or lending. With lower interest rates and higher lease rates, gold companies are becoming less willing to borrow gold. No one knows how much central bank gold has been lent, but it is now being worn by people all over the world and getting it back may be difficult.

      Aside from the basic supply/demand story, we also believe gold will become increasingly attractive as an investment alternative. Again, we have no idea as to the timing but should the dollar decline or difficulties persist in capital markets, investors could gravitate towards gold. Only a small shift in portfolios will have a major impact on both the gold price and gold equities. As a consequence we remain fully invested in gold producing equities with the highest leverage to an improving gold price.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2001.

AGNICO-EAGLE MINES LTD. (AGE.TO - $8.57 - TORONTO STOCK EXCHANGE;  AEM - $8.50 -
NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low cost gold producer.

ANGLO AMERICAN PLATINUM CORP. LTD. (RPHA - $44.53 - FRANKFURT STOCK EXCHANGE) is the largest producer of platinum group metals in the world. All its mines are located in South Africa, where the country controls vast platinum reserves. The company is currently benefiting from the high platinum price and is using its cash flow to expand production. Anglo American is majority owned by the Anglo American Group. In August 2000, Anglo sold a 17.5% stake in Northam Platinum to Mvelaphanda Holdings Ltd. for an undisclosed price.

FRANCO-NEVADA MINING CORP. (FN.TO - $12.83 - TORONTO STOCK EXCHANGE) is one of the world's largest public precious metals royalty companies after its merger with its sister company, Euro-Nevada. The company has taken advantage of depressed commodity prices to acquire assets at bargain levels, providing a foundation for future growth. Euro-Nevada was focused on international gold royalties while Franco-Nevada's focus had been North American royalties. The company maintains a policy of not hedging its gold and has a strong balance sheet with no debt.

GOLDCORP INC. (GA.TO - $10.68 - TORONTO STOCK EXCHANGE; GG - $10.79 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $4.50 - JOHANNESBURG STOCK EXCHANGE; GOLD - $4.55 - Nasdaq) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING LTD. (HARJ.J - $5.82 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $5.69 - NASDAQ) is a medium sized gold company producing over two million ounces of gold annually. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $50.04 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $18.61 - NYSE) is North America's largest gold producer at upwards of four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                    WHEN
                        ---                    ----
      Special Chats:    Mario Gabelli          First Monday of each month
                        Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                 SEPTEMBER           OCTOBER
                        ------                 ---------           -------
      1st Wednesday     Caesar Bryan           Walter Walsh        Ivan Arteaga
      2nd Wednesday     Ivan Arteaga           Caesar Bryan        Tim O'Brien
      3rd Wednesday     Linda Caulkin          Hart Woodson        Susan Byrne
      4th Wednesday     Tim O'Brien            Barbara Marcin      Caesar Bryan
      5th Wednesday     Barbara Marcin                            Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

     You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                                 Sincerely,

                                                 /S/ SIGNATURE CAESAR BRYAN

                                                 CAESAR BRYAN
                                                 President and Portfolio Manager
July 31, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 2001
                                  -------------

GoldCorp Inc.                                         Newmont Mining Corp.
Harmony Gold Mining Co. Ltd.                          Franco-Nevada Mining Corp.
Impala Platinum Holdings Ltd.                         Northam Platinum Ltd.
Anglo American Platinum Corp. Ltd.                    Agnico-Eagle Mines Ltd.
Gold Fields Ltd.                                      Meridian Gold Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
 SHARES                                               COST          VALUE
 ------                                               ----          -----

            COMMON STOCKS -- 102.2%
            METALS AND MINING -- 102.2%
            AUSTRALIA -- 7.2%
970,000     Lihir Gold Ltd.+ ..................   $  866,336      $ 448,509
770,000     Normandy Mining Ltd. ..............      642,904        485,143
103,000     Ranger Minerals NL ................      268,784         38,205
                                                  ----------      ---------
                                                   1,778,024        971,857
                                                  ----------      ---------
            IRELAND -- 0.1%
214,771     Glencar Explorations ..............      140,524          6,796
                                                  ----------      ---------
            LATIN AMERICA -- 4.1%
 30,000     Compania de Minas
             Buenaventura SA, ADR .............      474,006        553,200
                                                  ----------      ---------
            NORTH AMERICA -- 54.7%
 76,000     Agnico-Eagle Mines
             Ltd., New York ...................      579,125        646,000
 3,000      Agnico-Eagle Mines Ltd.,
             Toronto ..........................       18,688         25,699
 29,000     Barrick Gold Corp. ................      593,230        439,350
 60,189     Franco-Nevada
             Mining Corp. .....................      735,490        772,218
 30,000     Freeport-McMoRan Copper
             & Gold Inc., Cl. B+ ..............      356,792        331,500
 41,300     GoldCorp Inc., New York ...........      147,743        445,627
 81,600     GoldCorp Inc., Toronto ............      442,318        871,082
 94,200     Guyanor Resources SA,
             Cl. B+ ...........................      142,317         17,070
 65,000     Homestake Mining Co. ..............      345,625        503,750
 75,000     IAM Gold, New York+ ...............      211,775        150,750
209,700     IAM Gold, Toronto+ ................      657,964        424,911
 15,000     Meridian Gold Inc.,
             New York+ ........................       75,075        119,250
 65,000     Meridian Gold Inc., Toronto+ ......      235,424        508,843
100,000     Moydow Mines
             International Inc.+ ..............       61,409         25,699
 46,575     Newmont Mining Corp. ..............      830,374        866,761
 25,000     North American
             Palladium Ltd.+ ..................      217,254        195,215
 48,000     Placer Dome Inc. ..................      532,848        470,400
 30,000     Repadre Capital Corp.+ ............       44,914         59,306
 17,025     Stillwater Mining Co.+ ............      231,807        497,981
                                                  ----------      ---------
                                                   6,460,172      7,371,412
                                                  ----------      ---------
            SOUTH AFRICA -- 35.3%
 20,000     Anglo American
             Platinum Corp. Ltd. ..............      546,692        890,693
  8,529     Anglogold Ltd. ....................      575,717        314,238
  5,000     Anglogold Ltd., ADR ...............      100,900         89,550
 21,658     Ashanti Goldfields Ltd.+ ..........        1,897         10,829

                                                                    MARKET
 SHARES                                               COST          VALUE
 ------                                               ----          -----

147,249     Gold Fields Ltd. ..................   $  657,486    $   662,161
 46,000     Gold Fields Ltd., ADR .............      283,275        209,300
116,326     Harmony Gold
             Mining Co. Ltd. ..................      586,014        676,789
 55,000     Harmony Gold
             Mining Co. Ltd., ADR ..............     292,814        312,950
 18,000     Impala Platinum Holdings
             Ltd., ADR .........................     217,625        900,765
367,750     Northam Platinum Ltd. .............      452,320        695,706
                                                   3,714,740      4,762,981
            UNITED KINGDOM -- 0.8%
 50,000     Brancote Holdings plc+ ............       95,382        113,216
                                                 -----------    -----------
            TOTAL COMMON STOCKS ...............   12,662,848     13,779,462
                                                 -----------    -----------

            WARRANTS -- 0.0%
            NORTH AMERICA -- 0.0%
 50,000     Golden Star Resources Ltd.+ .......            0          4,942
                                                 -----------    -----------
            SOUTH AFRICA -- 0.0%
 23,630     Durban Roodepoort
             Deep Ltd., Ser. B+ ...............       54,682          3,078
                                                 -----------    -----------
            TOTAL WARRANTS ....................       54,682          8,020
                                                 -----------    -----------

            TOTAL
             INVESTMENTS -- 102.2% ............. $12,717,530     13,787,482
                                                 ===========
            OTHER ASSETS AND
             LIABILITIES (NET) -- (2.2%)                           (301,561)
                                                                ===========
            NET ASSETS -- 100.0% ...........................    $13,485,921
                          =====                                 ===========
------------------------
            For Federal tax purposes:
            Aggregate cost .................................    $12,717,530
                                                                ===========
            Gross unrealized appreciation ..................    $ 3,140,030
            Gross unrealized depreciation ..................     (2,070,078)
                                                                -----------
            Net unrealized appreciation ....................    $ 1,069,952
                                                                ===========
------------------------
     +     Non-income producing security.
     ADR - American Depositary Receipt.
                                                   % OF
                                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION                      VALUE          VALUE
    --------------------------                     -------        -------
    North America ...............................    53.5%      $ 7,376,354
    South Africa ................................    34.5%        4,766,059
    Asia/Pacific Rim ............................     7.0%          971,857
    Latin America ...............................     4.0%          553,200
    Europe ......................................     1.0%          120,012
                                                    ------      -----------
                                                    100.0%      $13,787,482
                                                    ======      ===========

                See accompanying notes to financial statements.

                            GABELLI GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $12,717,530) ................     $13,787,482
  Receivable for Fund shares sold .........................          37,120
  Dividends and interest receivable .......................             669
  Other assets ............................................           1,593
                                                                -----------
  TOTAL ASSETS ............................................      13,826,864
                                                                -----------
LIABILITIES:
  Payable for investments purchased .......................         197,552
  Payable for investment advisory fees ....................          11,430
  Payable for distribution fees ...........................           2,857
  Payable to custodian ....................................         114,931
  Other accrued expenses ..................................          14,173
                                                                -----------
  TOTAL LIABILITIES .......................................         340,943
                                                                -----------
  NET ASSETS applicable to 2,202,495
    shares outstanding ....................................     $13,485,921
                                                                ===========
NET ASSETS CONSIST OF:
  Shares of capital stock, at par value ...................     $     2,202
  Additional paid-in capital ..............................      20,414,669
  Accumulated net investment income .......................         106,314
  Accumulated net realized loss on investments
    and foreign currency transactions .....................     (8,107,225)
  Net unrealized appreciation on investments
    and foreign currency transactions .....................       1,069,961
                                                                -----------
  TOTAL NET ASSETS ........................................     $13,485,921
                                                                ===========
  NET ASSET VALUE, offering and redemption
    price per share ($13,485,921 / 2,202,495
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ................           $6.12
                                                                      =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $4,874) ..............     $   280,979
  Interest ................................................             869
                                                                -----------
  TOTAL INVESTMENT INCOME .................................         281,848
                                                                -----------
EXPENSES:
  Investment advisory fees ................................          64,462
  Distribution fees .......................................          16,115
  Legal and audit fees ....................................          22,196
  Shareholder communications expenses .....................          14,789
  Shareholder services fees ...............................          11,270
  Registration fees .......................................           7,489
  Directors' fees .........................................           6,365
  Interest expense ........................................           4,994
  Custodian fees ..........................................           2,915
  Miscellaneous expenses ..................................           1,409
                                                                -----------
  TOTAL EXPENSES ..........................................         152,004
                                                                -----------
  NET INVESTMENT INCOME ...................................         129,844
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments and foreign
    currency transactions .................................       (382,360)
  Net change in unrealized appreciation/
    depreciation on investments and foreign
    currency transactions .................................       2,194,764
                                                                -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ........................................       1,812,404
                                                                -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................      $1,942,248
                                                                 ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2001                   YEAR ENDED
                                                                                   (UNAUDITED)                 DECEMBER 31, 2000
                                                                                ----------------               -----------------
OPERATIONS:
  Net investment income (loss) .................................................$    129,844                       $     (1,643)
  Net realized loss on investments .............................................    (382,360)                          (505,320)
  Net change in unrealized appreciation/depreciation on investments ............   2,194,764                         (1,740,424)
                                                                                ------------                       ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............   1,942,248                         (2,247,387)
                                                                                ------------                       ------------
SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital share transactions ........  (1,785,342)                         1,399,531
                                                                                ------------                       ------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................     156,906                          (847,856)
NET ASSETS:
  Beginning of period ..........................................................   3,329,015                         14,176,871
                                                                                ------------                       ------------
  End of period (Including undistributed net investment income of
    $106,314 and $0, respectively) .............................................$ 13,485,921                       $ 13,329,015
                                                                                ============                       ============

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2000 of $7,538,717. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; $2,746,705 is available through 2006; $2,197,979 is available through 2007; and $544,166 is available through 2008.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $16,115, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $2,077,532 and $3,056,024, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $313,000 of borrowings outstanding at June 30, 2001.

The average daily amount of borrowings outstanding within the six months ended June 30, 2001 was $55,425, with a related weighted average interest rate of 6.09%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $570,000.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                           JUNE 30, 2001                DECEMBER 31, 2000
                                                       -----------------------      --------------------------
                                                         SHARES      AMOUNT            SHARES       AMOUNT
                                                       ----------  -----------      -----------   ------------
Shares sold ..........................................  1,903,436  $10,858,772       3,573,120    $ 18,874,060
Shares redeemed ...................................... (2,236,706) (12,644,114)      (3,311,140)   (17,474,529)
                                                       ----------  ------------     -----------   ------------
   Net increase (decrease) ...........................   (333,270) $(1,785,342)         261,980   $  1,399,531
                                                       ==========  ===========      ===========   =============

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                             SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001    -----------------------------------------------------------------
                                               (UNAUDITED)       2000            1999          1998          1997        1996
                                              ------------       ----            ----          ----          ----        ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period         $  5.26        $  6.23           $  5.66      $  5.87       $12.32       $ 11.41
                                                -------        -------           -------      -------       ------       -------
   Net investment income (loss) ...............    0.06          (0.00)(a)(c)      (0.03)       (0.03)       (0.26)        (0.19)(a)
   Net realized and unrealized gain (loss)
     on investments ...........................    0.80          (0.97)             0.60        (0.18)       (6.13)         1.10
                                                -------        -------           -------      -------       ------       -------
   Total from investment operations ...........    0.86          (0.97)             0.57        (0.21)       (6.39)         0.91
                                                -------        -------           -------      -------       ------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
   In excess of net investment income .........      --             --                --           --        (0.06)           --
                                                -------        -------           -------      ------        ------       -------
   Total distributions ........................      --          --                   --           --        (0.06)           --
                                                -------        -------           -------      -------       ------       -------
   NET ASSET VALUE, END OF PERIOD ............. $  6.12        $  5.26           $  6.23      $  5.66       $ 5.87       $ 12.32
                                                =======        =======           =======      =======       ======       =======
   Total return+ ..............................   16.3%        (15.6)%             10.1%       (3.6)%      (51.9)%          8.0%
                                                =======        =======           =======      =======       ======       =======
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....... $13,486        $13,329           $14,177     $ 11,276       $8,097       $16,963
   Ratio of net investment income (loss)
     to average net assets ....................   2.02%(d)     (0.01)%           (0.85)%      (1.82)%      (2.60)%       (1.41)%
   Ratio of operating expenses
     to average net assets (b) ................   2.36%(d)       2.49%             2.38%        2.98%        3.24%         2.17%
   Portfolio turnover rate ....................     16%            21%               52%          63%          27%           54%

---------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) The Fund incurred interest expense during the six months ended June 20, 2001 and the years ended December 31, 2000, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.29%, 2.40%, 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.
(c) Amount represents less than $0.005 per share
(d) Annualized.

                See accompanying notes to financial statements.

                        PHOTO OMITTED OF MARIO J. GABELLI

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                                Werner J. Roeder, MD
CHAIRMAN AND CHIEF                                   MEDICAL DIRECTOR
INVESTMENT OFFICER                                   LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                       Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                              MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                            BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                                  Daniel E. Zucchi
ATTORNEY-AT-LAW                                      PRESIDENT
ANTHONY J. COLAVITA, P.C.                            DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                                         Bruce N. Alpert
PRESIDENT AND                                        VICE PRESIDENT
PORTFOLIO MANAGER                                    AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q201SR
                                             [PHOTO OF MARIO J. GABELLI OMITTED]

GABELLI
GOLD
FUND,
INC.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001